EXHIBIT 99.2

STEELCLOUD LOGO OMITTED



                       STEELCLOUD INVESTOR CONFERENCE CALL
                             MODERATOR: KEVIN MURPHY
                               SEPTEMBER 13, 2007
                                 10:00 A.M. EDT
                                    OPERATOR:

GOOD MORNING, LADIES AND GENTLEMEN, AND WELCOME TO THE STEELCLOUD 2007 THIRD FISCAL QUARTER CONFERENCE CALL. AT THIS TIME, ALL PARTICIPANTS ARE IN A LISTEN-ONLY MODE.

FOLLOWING TODAY'S PRESENTATION, INSTRUCTIONS WILL BE GIVEN FOR THE QUESTION-AND-ANSWER SESSION. IF ANYONE SHOULD REQUIRE OPERATOR ASSISTANCE DURING THE CONFERENCE, PLEASE PRESS THE STAR KEY FOLLOWED BY THE ZERO. AS A REMINDER, THIS CONFERENCE IS BEING RECORDED, TODAY, SEPTEMBER 13, 2007. THE CONFERENCE WILL BE AVAILABLE FOR REPLAY ON THE COMPANY'S WEBSITE.

I WOULD NOW LIKE TO TURN THE CONFERENCE OVER TO KEVIN MURPHY, STEELCLOUD'S CHIEF FINANCIAL OFFICER; PLEASE GO AHEAD, SIR.


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                                  KEVIN MURPHY:

GOOD MORNING EVERYONE AND WELCOME TO STEELCLOUD'S EARNINGS CALL FOR OUR THIRD FISCAL QUARTER OF 2007. ON THE CALL TODAY WITH ME IS CLIFF SINK, STEELCLOUD PRESIDENT AND CHIEF EXECUTIVE OFFICER AND BOB FRICK EXECUTIVE DIRECTOR.

BEFORE WE BEGIN, LET ME READ THE SAFE HARBOR STATEMENT.

EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS, CONTAINED IN THE FOREGOING ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT ARE NOT NECESSARILY THE MOST LIKELY AND MAY NOT MATERIALIZE. IN ADDITION, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS, AND THE AMOUNT OF GROWTH IN THE COMPUTER INDUSTRY AND THE GENERAL ECONOMY; COMPETITIVE FACTORS; ABILITY TO ATTRACT AND RETAIN PERSONNEL AND KEY SALES AND MANAGEMENT PERSONNEL; THE PRICE OF THE COMPANY'S STOCK; AND THE RISK FACTORS SET FORTH FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS. STEELCLOUD TAKES NO OBLIGATION TO UPDATE OR CORRECT FORWARD-LOOKING STATEMENTS.

AT THIS TIME, I'LL NOW TURN THE CALL OVER TO CLIFF.



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                                     CLIFF:

THANK YOU, KEVIN.  GOOD MORNING EVERYONE.

YESTERDAY WE RELEASED THIRD QUARTER FISCAL 2007 FINANCIAL RESULTS FOR THE PERIOD ENDING JULY 31. WE ARE PLEASED TO ANNOUNCE THE CONTINUATION OF SIGNIFICANT PROGRESS BEING MADE TOWARD OUR GOALS. TODAY WE WILL DISCUSS OUR FINANCIAL PROGRESS, THE FACTORS CONTRIBUTING TO OUR TURNAROUND SUCCESS, THE OVERALL MARKET ENVIRONMENT AND WITHIN THAT, THE EXCITING OPPORTUNITIES FOR STEELCLOUD.

WE ALSO RECENTLY ANNOUNCED BOB FRICK'S APPOINTMENT TO EXECUTIVE DIRECTOR EFFECTIVE AUGUST 27, 2007 AND TO CEO EFFECTIVE NOVEMBER 1, 2007.

BEFORE WE BEGIN TODAY'S FINANCIAL UPDATE, LET ME FIRST ADDRESS THE QUESTION THAT IS ON MANY OF YOUR MINDS - MY PLANNED DEPARTURE FROM STEELCLOUD AFTER ONLY 15 MONTHS.

I WILL THEN INTRODUCE BOB FRICK AND THE VALUE HE BRINGS TO STEELCLOUD AND ITS SHAREHOLDERS.

LET ME START BY STEPPING BACK IN TIME A BIT. IN JUNE OF LAST YEAR, IT WAS CLEAR THAT STEELCLOUD NEEDED A COMPLETELY NEW BUSINESS PLAN TO MOVE THE COMPANY FORWARD. WORKING WITH THE BOARD, I ACCEPTED RESPONSIBILITY FOR THE PLANNING AND IMPLEMENTATION OF THE AGREED UPON COURSE OF ACTION AND ACCEPTED THE ROLE OF CEO TO EXECUTE THE TURNAROUND.

SPECIFIC GOALS WERE ESTABLISHED FOR THE RESTRUCTURING, STRATEGIES WERE PUT IN PLACE AND OUR MANAGEMENT TEAM MOVED TO EXECUTE THE PLAN. IT WAS CLEARLY UNDERSTOOD AT THAT TIME THAT MY MISSION WAS TO EXECUTE A TURNAROUND OF THE COMPANY AND PUT IT ON A SOLID FOUNDATION FOR FUTURE GROWTH. THIS IS MY AREA OF EXPERTISE.

AS YOU WILL HEAR LATER, BOB'S AREA OF EXPERTISE IS TO TAKE THE COMPANY TO THE NEXT LEVEL - SUSTAINED GROWTH.

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WHAT WE DID NOT KNOW AT THE TIME WE STARTED THIS PLAN WAS THE TIMETABLE IN WHICH
WE COULD ACCOMPLISH THE TURNAROUND - THUS THE REASON FOR MY 3 YEAR CONTRACT.

WE BEGAN MEETING ESTABLISHED MILESTONES EARLY IN THE PLAN. IT WAS CLEAR THE PLAN WAS WORKING AS PROGRESS BECAME INCREASINGLY VISIBLE AND QUICKLY MEASURABLE. IN FACT, WE ARE THRILLED TO SAY PROGRESS WAS MADE NOT JUST TO PLAN, BUT IMPORTANT MILESTONES WERE ACHIEVED AHEAD OF PLAN.

AS PART OF THE PLAN, WE HAVE MOVED AWAY FROM THE LOW MARGIN RESELLER BUSINESS AS WELL AS OTHER NON-PROFITABLE BUSINESSES, AND DIRECTED THE COMPANY TOWARD PURSUING HIGHER MARGIN OPPORTUNITIES.

WE ARE NOW READY TO BEGIN IMPLEMENTING THE NEXT PHASE OF CHANGES FROM A POSITION OF STRENGTH. WE BELIEVE WE WILL END FISCAL YEAR 2007 MEETING ALL OF OUR FIRST STAGE GOALS INCLUDING THE PLANNED FOURTH QUARTER RETURN TO PROFITABILITY.

AS WE REFLECT BACK ON THE LAST YEAR, WE CAN CONCLUDE THAT POSITIVE MOMENTUM IS NOW ESTABLISHED AND THE COMPANY IS POSITIONED FOR GROWTH.

THE COMPANY IS CLEARLY ACHIEVING POSITIVE RESULTS AND HAS THE OPPORTUNITY TO RAPIDLY EXPAND ITS COMMERCIAL AND GOVERNMENT CUSTOMER BASE. IT IS THE IDEAL TIME TO WELCOME BOB FRICK

AS YOU KNOW WE HAVE ESTABLISHED AGGRESSIVE REVENUE GOALS FOR BOTH FISCAL YEAR 2008 AND 2009. BOB'S DEEP KNOWLEDGE OF THE MARKETPLACE AND EXTENSIVE EXPERIENCE WITH WELL RECOGNIZED PROVIDERS WILL POSITION US TO FURTHER ADDRESS THE NEEDS OF BOTH COMMERCIAL AND GOVERNMENT ORGANIZATIONS.

THIS IS THE KEY TO CONTINUED SUCCESS.

I LOOK FORWARD TO WORKING THROUGH THE TRANSITION TIME WITH BOB. THE FORWARD REVENUE GOALS REQUIRE HIS DEEP KNOWLEDGE OF THE MARKETPLACE, STRONG OPERATING EXPERIENCE, AND FOR THOSE REASONS, WE WILL EFFECT THIS TRANSITION ON NOVEMBER 1, 2007.

WITH THAT QUICK SUMMARY, I'D LIKE TO INTRODUCE BOB FRICK TO PROVIDE A BRIEF COMMENT ON JOINING STEELCLOUD.


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                                      BOB:

CLIFF, THANK YOU AND GOOD MORNING.

YOU HAVE HEARD FROM CLIFF REGARDING THE PLANNED TRANSITION TO THE NEXT PHASE IN THE DEVELOPMENT AND GROWTH OF STEELCLOUD AND IN A MINUTE YOU'LL HEAR FROM KEVIN ON THE THIRD QUARTER METRICS.

CLIFF HAS DONE A MARVELOUS JOB IN POSITIONING STEELCLOUD FOR LONG TERM GROWTH AND RETURN TO SUSTAINED PROFITABILITY. MY JOB IS TO REMAIN RIVETED ON THE FUTURE.

STEELCLOUD IS AN EXTRAORDINARY COMPANY STAFFED WITH EXTRAORDINARY PEOPLE WHO ARE DEDICATED TO SUCCESS AND ARE COMMITTED TO CONTINUE WITH THE AGGRESSIVE GROWTH PLANS.

AS YOU KNOW THE COMPANY IS CURRENTLY ENGAGED IN THREE MAJOR BUSINESS AREAS, TWO THAT ARE HARDWARE CENTRIC - THE ISV AND INTEGRATOR SUPPORT, AND THE THIRD, I.T. SERVICES.

MY BACKGROUND AND EXPERIENCE IS WELL ALIGNED TO ALL THREE AREAS, BUT MY MOST RECENT EXPERIENCE HAS BEEN IN THE SERVICES AREA WHERE I WAS SUCCESSFUL IN GROWING A BUSINESS FROM AN ANNUAL RUN RATE OF $20M PER YEAR TO OVER $130M PER YEAR OVER A PERIOD OF SIX YEARS WITH ALMOST NO INVESTMENT COST.

I WILL BRING THAT EXPERIENCE TO BEAR AT STEELCLOUD AND WE WILL GROW THE SERVICES BUSINESS WITHOUT DILUTING OR LOSING FOCUS ON PERFORMANCE AND GROWTH OF THE OTHER TWO KEY AREAS. AS CLIFF AND I CONTINUE THIS TRANSITION I WILL PROVIDE FURTHER COMMENTS AND REPORTS ON OUR PLANS AND ACCOMPLISHMENTS.

CLIFF.

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                                     CLIFF:

THANK YOU BOB

NOW, LET'S DISCUSS THE YEAR'S PROGRESS THROUGH THE THIRD QUARTER:

WE CONTINUE TO REALIZE PROGRESS WITHIN A SOLID STRATEGIC PLAN.

     o    WE EXITED THE RESELLER BUSINESS AS PLANNED
     o WE HAVE WON SEVERAL CONTRACTS WHICH HAVE LED TO A HEALTHY BACKLOG OF BUSINESS FOR Q4 AND FISCAL YEAR '08 INCLUDING:
     O THE WIN OF A RE-COMPETE WITH THE UNITED STATES POSTAL SERVICE FOR OVER $8 MILLION REPRESENTING OUR ONGOING RELATIONSHIP WITH THIS IMPORTANT CUSTOMER
     O THE ANNOUNCEMENT LAST WEEK THAT WE WERE AWARDED A CONTRACT BY A MAJOR SYSTEMS INTEGRATOR VALUED AT APPROXIMATELY $6.7 MILLION THAT COULD GROW TO $8 MILLION
     O AND THE ANNOUNCEMENT THIS MORNING OF THE AWARD OF A MULTI-YEAR CONTRACT FOR APPLIANCE SERVERS WITH A NETWORKING SOFTWARE COMPANY THAT IS VALUED AT BETWEEN $3 AND $6 MILLION

WE MADE SIGNIFICANT PROGRESS IN GAINING NEW REVENUE WITH LONG-STANDING AND NEW CUSTOMERS. THE REVENUE GAINED HAS NEARLY FULLY OFFSET THE PRIOR YEARS' REVENUE ASSOCIATED WITH THE RESELLER BUSINESS. THIS REFLECTS MEANINGFUL GROWTH, ON A CONTINUING OPERATIONS BASIS, AS WE FOCUS ON OUR TARGETED MARKETS.

WE ARE ALSO MAKING EXCELLENT PROGRESS ON OUR PARTNERSHIP STRATEGY AS
REFLECTED IN:

     o THE RESEARCH IN MOTION (RIM) BLACKBERRY PARTNERSHIP WHICH GREW OUT OF OUR ISV BUSINESS
     o THE MANUFACTURER'S REPRESENTATIVE CHANNEL PARTNERS PROGRAM TO FURTHER EXTEND OUR INTEGRATOR BUSINESS

FIRST LET ME DISCUSS THE RIM PARTNERSHIP.

IN Q3 WE ANNOUNCED A PARTNERSHIP WITH RIM WHERE STEELCLOUD WILL BUNDLE RIM'S BLACKBERRY ENTERPRISE SERVER SOFTWARE WITH OUR OWN APPLIANCE SERVER IN A STEELCLOUD BRANDED SOLUTION CALLED STEELWORKS MOBILETM. BLACKBERRY(R) ENTERPRISE SERVER IS ROBUST SOFTWARE THAT ACTS AS THE CENTRALIZED LINK BETWEEN WIRELESS DEVICES, ENTERPRISE APPLICATIONS AND WIRELESS NETWORKS. IT PROVIDES A PROVEN, SECURE, OPEN ARCHITECTURE FOR GLOBALLY EXTENDING WIRELESS COMMUNICATIONS AND CORPORATE DATA TO MOBILE USERS.

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WE ARE TARGETING STEELWORKS MOBILETM, A ONE STOP, PLUG AND PLAY BLACKBERRY
WIRELESS SOLUTION, AT THE SMALL TO MIDSIZE BUSINESS MARKET SEGMENT WHERE THE LACK OF I.T. RESOURCES HAS LIMITED ADOPTION OF THIS POWERFUL BUSINESS SOLUTION. WE ARE EARLY IN THE SALES RAMP UP AND ANTICIPATE POSITIVE REVENUE IMPACT IN SECOND HALF OF FISCAL YEAR 2008.

DURING THE Q2 CALL WE DISCUSSED OUR INITIATIVE TO EXPAND OUR SALES CHANNELS TO INCLUDE MANUFACTURER'S REPRESENTATIVES. YESTERDAY WE ANNOUNCED THAT WE HAVE SUCCESSFULLY SIGNED UP 3 FIRMS THAT WILL EXPAND OUR PRESENCE IN AREAS OF THE FEDERAL GOVERNMENT AND INTEGRATOR MARKETPLACES.

THE THREE COMPANIES ARE

     o    NEWTEC REPRESENTATIVES,

     o    NORTHERN COMPUTER SALES AND...

     o    JAMES R. JOHNSON & ASSOC.

THESE COMPANIES PROVIDE US WITH FIRST LINE SALES REPRESENTATION TO SOME OF THE LARGEST OFFICES OF MAJOR FEDERAL CONTRACTING COMPANIES IN 20 STATES IN THE MID-ATLANTIC, NEW ENGLAND, MID-WEST AND GREAT LAKES REGIONS OF THE COUNTRY.

 WE ARE ACTIVELY ENGAGED IN EARLY SALES OPPORTUNITIES WITH EACH OF THESE FIRMS AND WE ANTICIPATE THEM HAVING A POSITIVE REVENUE IMPACT IN SECOND HALF OF FISCAL YEAR 2008.

WE EXPECT CONTINUING GROWTH OF THIS SALES CHANNEL WITH NEW AGREEMENTS FOR THE SOUTHEAST, SOUTHWEST AND WEST COAST REGIONS OF THE COUNTRY OVER THE COMING MONTHS.

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I WOULD ALSO LIKE TO ADDRESS SOME OTHER CHANGES ASSOCIATED WITH THE TURN AROUND
PLAN.

AS YOU MAY KNOW ROBERT RICHMOND WAS AN ORIGINAL MEMBER OF THE TURN AROUND TEAM. ROBERT WAS BROUGHT IN FOR A ONE YEAR ASSIGNMENT AND NOT ONLY SUCCESSFULLY ACCOMPLISHED ALL HIS OBJECTIVES AND DUTIES AS COO, BUT ACCOMPLISHED THEM AHEAD OF PLAN.

AS A RESULT ROBERT WILL COMPLETE HIS ONE YEAR SERVICE AGREEMENT ON SEPTEMBER 18, 2007.


OVER THE PAST YEAR ROBERT HAS MADE TREMENDOUS CONTRIBUTIONS TO THE TURNAROUND OF STEELCLOUD. HE HAS IMPLEMENTED AN OPERATIONAL FRAMEWORK THAT WE BELIEVE WILL ALLOW US TO GROW TO OUR FORECASTED LEVELS OVER THE NEXT FEW YEARS

I WISH TO FORMALLY THANK ROBERT FOR ALL HE HAS DONE FOR STEELCLOUD AND WISH HIM THE VERY BEST IN HIS NEXT ENDEAVOR.

IN SUMMARY,

     o    WE ARE AHEAD OF SCHEDULE FOR THE TURNAROUND PLAN SET IN PLACE LAST
          JUNE
     o WE CONTINUE TO BELIEVE WE ARE ON COURSE TO REACH PROFITABILITY IN THE FOURTH QUARTER OF FISCAL 2007.
     o WE HAVE ONE OF THE STRONGEST BACKLOGS OF BUSINESS IN THE COMPANY'S HISTORY GOING INTO FISCAL YEAR 2008
     o    AND THEREFORE, NOW IS THE IDEAL TIME TO BRING BOB FRICK ON BOARD.

 KEVIN WILL NOW DISCUSS THE FINANCIAL RESULTS FOR THE THIRD QUARTER AND NINE MONTHS.


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                                     KEVIN:
THANKS CLIFF.

REVENUES FOR THE THIRD QUARTER 2007 WERE APPROXIMATELY $4.0 MILLION, A DECREASE OF 18.0% AND 33.7%, FROM Q2 2007 AND Q3 2006, RESPECTIVELY.

Q3 2007 NET LOSS WAS APPROXIMATELY $675,000, OR $.05 PER SHARE, AN INCREASE FROM THE Q2 2007 LOSS OF $293,000 OR $.02 PER SHARE WHILE A SIGNIFICANT DECREASE FROM THE Q3 2006 NET LOSS OF $6.5 MILLION OR $.46 PER SHARE. FOR THE NINE MONTH PERIOD ENDING JULY 31, THE NET LOSS PER SHARE WAS $.15 IN FISCAL 2007 COMPARED TO $.66 IN FISCAL 2006. AS WE HAVE PREVIOUSLY DISCLOSED, Q3 2006 RESULTS INCLUDED APPROXIMATELY $5.5 MILLION IN NON-RECURRING CHARGES RELATED TO GOODWILL IMPAIRMENT, SEVERANCE AND RESTRUCTURING CHARGES. DESPITE THE LOSS IN Q3 2007, OUR CASH BALANCE INCREASED FROM Q2 2007 BY OVER $700,000 TO $3.6 MILLION.

THE ANTICIPATED REVENUE DECREASE YEAR OVER YEAR WAS DUE PRIMARILY TO THE SHEDDING OF OUR RESELLER BUSINESS THAT REPRESENTED NEARLY 40% OF OUR FISCAL 2006 REVENUES AND THE CYCLICAL NATURE OF OUR ISV AND INTEGRATOR HARDWARE DELIVERIES. DURING Q3, WE EXPERIENCED CONTRACT DELAYS OUTSIDE OF OUR CONTROL ON CERTAIN PROGRAMS. WE EXPECT TO DELIVER THESE PRODUCTS IN THE Q4 2007. THESE FACTORS LEAD TO THE QUARTER TO QUARTER DECREASE IN REVENUE.

AS A RESULT OF THE EXECUTION OF OUR TURN AROUND PLAN, WE CONTINUE TO EXPERIENCE A DRAMATIC IMPROVEMENT IN OUR GROSS MARGINS. FOR THE SECOND CONSECUTIVE QUARTER, WE HAVE RECORDED GROSS MARGINS GREATER THAN 30% COMPARED TO MARGINS OF LESS THAN 21% FOR THE CORRESPONDING PERIODS IN FISCAL 2006.

SO ALTHOUGH THERE WAS A DECREASE OF $2 MILLION IN Q3 REVENUES YEAR OVER YEAR, WE WERE ABLE TO GENERATE NEARLY THE SAME AMOUNT OF GROSS MARGIN DOLLARS DURING BOTH PERIODS.

WE CONTINUE TO CLOSELY MANAGE OUR OPERATING COSTS WHICH HAVE REMAINED CONSTANT FROM Q2 TO Q3 IN FISCAL 2007 WHICH SIGNIFICANTLY DECREASED FROM Q3 2006.

AS CLIFF MENTIONED, WE BELIEVE WE ARE STILL ON TRACK TO RETURN TO PROFITABILITY IN THE FOURTH QUARTER. WE HAVE INDICATED IN OUR PREVIOUS CALL THAT WE EXPECT AN OVERALL NET LOSS FOR FISCAL 2007 OF BETWEEN $.10 AND $.15 PER SHARE. GIVEN OUR YEAR TO DATE RESULTS AS WELL AS THE PROJECTED Q4, WE BELIEVE WE WILL MEET THAT EXPECTATION.

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WE ENDED THE QUARTER WITH APPROXIMATELY $11 MILLION IN BACKLOG WHICH IS TO BE
DELIVERED OVER THE NEXT SEVERAL QUARTERS. WE HAVE CONTINUED TO BUILD UPON THAT BACKLOG DURING OUR FOURTH QUARTER CURRENTLY IN PROGRESS AS EVIDENCED BY OUR RECENT CONTRACT WINS.

ALTHOUGH WE ANTICIPATED LOSSES THROUGHOUT THE FIRST THREE QUARTERS OF FISCAL 2007, WE HAVE AN ADEQUATE CASH BALANCE OF $3.6 MILLION TO SUSTAIN US UNTIL RESTORATION OF PROFITABILITY IN Q4 2007. OUR CURRENT RATIO REMAINS STRONG AND OUR DEBT TO EQUITY RATIO REMAINS LOW. OUR WORKING CAPITAL IS APPROXIMATELY $3.3 MILLION AND TOGETHER, WITH OUR $3.5 MILLION LINE OF CREDIT, WE HAVE THE MEANS TO EXECUTE OUR PLAN FOR FISCAL 2007 AND BEYOND.

AS PREVIOUSLY STATED, IN ORDER TO ACCELERATE TOP LINE GROWTH WE WILL CONTINUE TO EXPLORE ACCRETIVE OPPORTUNITIES THAT MAY BE OUTSIDE OF TRADITIONAL, ORGANIC GROWTH.

I WILL NOW TURN THE CALL BACK OVER TO CLIFF FOR HIS CLOSING REMARKS.


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                                  CLIFF'S WRAP:
THANK YOU KEVIN.

I AM VERY PROUD OF WHAT WE HAVE BEEN ABLE TO ACCOMPLISH OVER THE LAST 15 MONTHS. WE REMAIN ON TRACK TO ACHIEVE OUR PROFIT OBJECTIVES FOR 2007.

IN ADDITION, DURING THE Q2 CALL WE LAID OUT THREE KEY AREAS OF STRATEGIC FOCUS. THEY WERE;

     o EXPANDING THE FEDERAL INTEGRATOR CUSTOMER BASE WITH THE IMPLEMENTATION OF NEW SALES CHANNELS THROUGH RECRUITMENT OF MANUFACTURER'S REPS
     o    FURTHER GROW THE ISV SECTOR THROUGH A SERIES OF NEW AND UNIQUE
          PRODUCTS
     o    AND, RENEW INVESTMENT IN THE SERVICES SECTOR BY ADDING TALENT

TO DATE WE HAVE;

     o    IMPLEMENTED THE MANUFACTURER'S REPRESENTATIVE CHANNEL
     o GROWN THE ISV BASE THROUGH THE ADDITION OF NEW CUSTOMERS AND THE RELEASE OF THE STEELWORKS MOBILETM PRODUCT
     o AND AS YOU CAN SEE BY THE ADDITION OF BOB FRICK, WE CONTINUE TO ADD SIGNIFICANT TALENT TO THE SERVICES SECTOR

AS WE HAVE SAID IN THE PAST, WE STRONGLY ENCOURAGE OUR SHAREHOLDERS TO FOCUS ON STEELCLOUD'S YEAR-OVER-YEAR REVENUE, PROFIT AND GROWTH GOALS INSTEAD OF ANY ONE QUARTER'S PERFORMANCE.

UNTIL WE ACHIEVE THE REVENUE MIX THAT WE HAVE OUTLINED FOR FISCAL YEAR 2009 OUR BUSINESS RESULTS CAN BE LUMPY. WE REMAIN FOCUSED ON GROWING WITH THE RIGHT BUSINESS AND THE RIGHT MARGIN.

I AM EXCITED ABOUT OUR COMPANY'S FUTURE. WE HAVE MADE SIGNIFICANT PROGRESS AND BY BRINGING BOB FRICK ON BOARD WE HAVE LAUNCHED INTO THE NEXT PHASE OF THE COMPANY'S STRATEGY THAT IS FOCUSED ON MORE AGGRESSIVE, YET STILL VERY STRATEGICALLY FOCUSED, MEANINGFUL GROWTH. WITH THAT SAID, WE WILL NOW TAKE QUESTIONS.

                                       Q&A

                                     CLIFF:
THANK YOU FOR YOUR PARTICIPATION TODAY AND WE LOOK FORWARD TO VISITING WITH YOU IN THE NEAR FUTURE.




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